Defined benefit pension schemes	12 Months Ended
Dec. 31, 2019
Defined benefit pension schemes
Defined benefit pension schemes

C9    Defined benefit pension schemes

The Group has historically operated a number of defined benefit pension schemes in the UK, with all pension surplus and deficit attributable to subsidiaries of M&G plc except for 30 per cent of the surplus attaching to the Prudential Staff Pension Scheme (PSPS), which was allocated to Prudential plc. In preparation for the demerger of M&G plc, at 30 June 2019, the 30 per cent of surplus attaching to PSPS was formally reallocated to M&GPrudential Services Limited. All UK schemes left the Group upon the demerger of M&G plc and Prudential plc will incur no further costs in respect of these schemes. Outside of the UK, there are two small defined benefit schemes in Taiwan which have negligible deficits.